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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report   (Date of earliest event reported)       November 26, 1997



                           ACME METALS INCORPORATED
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      1-14378                 36-3802419
-------------------------    ------------------------      --------------------
(State or other              (Commission File Number)       (IRS Employer
jurisdiction of                                             Identification
Incorporation)                                              Number)


     13500 South Perry Avenue, Riverdale, Illinois          60827-1182
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        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code          708-849-2500
                                                            ------------

-------------------------------------------------------------
(Former name or former address, if changed since last report)


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Item 5. Other Events.

The Company announced today that it has proposed a private placement of $225,000,000 in aggregate principal amount of unsubordinated, unsecured Senior Notes due 2007, at an interest rate to be determined.

The following exhibit accompanies this Current Report on Form 8-K:



                       Exhibit No.  Description
                       -----------  --------------------

                        20.1        Press release issued
                                    on November 26, 1997





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACME METALS INCORPORATED


Date:  November 26, 1997                By:  /s/ Edward P. Weber, Jr.
                                           --------------------------
                                           Vice President, General Counsel
                                           and Secretary




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